CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL	Exhibit 10.30

Proposal P-6454 (SOW
No. 1) For

Statement of Work for Suite 1 Rental

THIS STATEMENT OF WORK (the “Statement of Work”) by and between Synlogic Operating Company, Inc. (“Synlogic”) and Azzur Group (d/b/a Azzur of New England LLC) (“Service Provider”), will be effective as of the last date of signature below, and upon execution will be incorporated into the Master Contract Services Agreement between Synlogic and Service Provider dated 08 September 2018 (the “Agreement”). Capitalized terms used in this Statement of Work will have the same meaning as set forth in the Agreement.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL
Proposal for Facility Use and Professional Services (SOW No. 1)

Section 1 – Background/Scope

Upon execution of this Statement of Work No. 1 and initiation of a purchase order, Azzur will commence performing this Services set forth in this Statement of Work No. 1. The existence and terms of this agreement shall be considered Confidential Information (as that term is used in the Agreement). Azzur will not subcontract use of the cleanroom or the performance of any Services under this Statement of Work No. 1 to a 3rd party without Synlogic’s written approval. This Statement of Work No. 1 is for the use of Azzur of New England LLC’s Waltham facility, including the cleanroom, warehouse and raw materials laboratory services as well as professional services such as equipment calibration/qualification, quality support and material handling. This Statement of Work No. 1 includes the following Services and associated costs:

a)	Cleanroom Use and Associated Costs
b)	Warehousing Use and Associated Costs: [***]
c)	Warehousing Use and Associated Costs: Use of process gases, [***] and shipping
d)	Performance of calibration/qualification of equipment planned for use in early phase clinical manufacturing
e)	Personnel Support

The scope of this Statement of Work No. 1 does not include procurement/purchase of equipment, raw materials, consumables etc. on behalf of Synlogic. Any such items will be invoiced to Synlogic at cost plus a processing/handling/storage fee of [***].

Several assumptions have been made to develop Section 3 of this Statement of Work No. 1, which contains the breakdown of hours and costs for each Service described in this Statement of Work No. 1. Changes to the Services can be addressed via an amendment to this Statement of Work No. 1 or via a change order, in each case executed an authorized representative of each party; provided that Azzur will not incur any additional costs that are not set forth in this Statement of Work No. 1 until an amendment or change order specifying such additional costs is executed by each party.

Section 2 – Technical Requirements

AZZUR personnel will be experienced with FDA facility compliance expectations. AZZUR has based this Statement of Work No. 1 upon the following documents.

•	Code of Federal Regulations Title 21 Part 210 – Current Good Manufacturing Practice in the Manufacturing, Processing, Packing, or Holding of Drugs; General
•	Code of Federal Regulations Title 21 Part 211 – Current Good Manufacturing Practice for Finished Pharmaceutical

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL
Proposal for Facility Use and Professional Services (SOW No. 1)

•	ASTM E-2500 – 07 – Standard Guide for Specification, Design, and Verification of Pharmaceutical and Biopharmaceutical Manufacturing Systems and Equipment
•	ISPE Good Practice Guide – Applied Risk Management for Commissioning and Qualification
•	ISPE Good Practice Guide – Science and Risk-Based Approach for the Delivery of Facility Systems and Equipment
•	ISPE Good Practice Guide – Good Engineering Practices
•	PDA Technical Report 56 – Application of Phase Appropriate Quality System and cGMP to the Development of Therapeutic Protein Drug Substance

Section 3 – Detailed Estimate

a)	Cleanroom Use Costs

The proposed cleanroom (Suite 1) for use by Synlogic includes [***].

A copy of the layout diagram of Suite 1 is attached as Exhibit A.

The following items are included in the cost of the cleanroom use:

•	Access to qualified/maintained core and gowning areas – Qualified to ISO standards
o	All entry/exit door to classified spaces will be interlocked
o	Room differential pressures will be monitored on a routine basis (at least every 24 hours)
•	Cleanroom cleaning
o	Weekly – Horizontal and vertical surfaces including wiped using IPA, floors vacuumed and mopped using the latest version of the following approved cleaning solution [***].
o	Monthly – Same as weekly cleaning followed by second cleaning using approved cleaning solution on all surfaces [***].
o	Quarterly (once every 3 months) – Same as monthly cleaning [***]
o	Triple clean – Quarterly cleaning performed 3 times. Performed on an as needed basis between campaigns or at Synlogic’s request.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL
Proposal for Facility Use and Professional Services (SOW No. 1)

•

Security and badge access control. Facility access to Suite 1 is not restricted, on the basis that Azzur safety policies are met. Personnel may not work as a lone worker outside of regular business hours (Monday – Friday, 0700-1800).

•	Back-up power (backup generator in place)
•	Routine Environmental Monitoring
o	Weekly TAP, Viable Air and Surface Monitoring – Additional environmental monitoring may be completed upon request as time & materials.
•	Utilities
o	Power, water (hand washing sink)
•	Pest Control
•	Waste Disposal (Biological, Hazardous, Non-Hazardous)
•	[***] certification/maintenance for existing [***].
•	Any other repair or maintenance on all aspects of the classified space (e.g. HVAC maintenance, routine repairs)

The table below includes the all-inclusive cost of all items listed above. Equipment rental of an additional [***] is also available.

Table 1: Cleanroom Use Costs

Item Description	Per Month	Estimated Total Cost*
Cleanroom Use Costs (Fixed Price)	[***]	[***]
Equipment Rental – additional BSC	[***]	[***]
Total Cost		[***]

*Based on discussions with Synlogic the cleanroom will be used for a duration of 6 months starting November 2018.

Synlogic’s personnel using the classified areas are to be trained on Azzur SOPs on gowning, personnel movement, material control etc., costs for such training will be covered under quality personnel costs (Time and Materials).

Any gowns, gloves, wipes and similar disposables supplied by Azzur for Synlogic’s use will be invoiced at cost [***] for stocking, storage and handling.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL
Proposal for Facility Use and Professional Services (SOW No. 1)

b)	Warehousing Use Costs: Ambient and Cold Storage

The Azzur warehouse is approximately [***], including the receiving/loading dock.

The following items are included in the cost of the warehouse use:

•	Escorted access to secure, qualified and monitored warehouse – Qualified/monitored for temp/humidity control, security cameras and badge access is in place.
•	[***] storage space – 1 pallet total required.
•

[***] storage space – Based on discussions with Synlogic, it is estimated that a total of [***]. All CTUs will be monitored for temperature and trends of such monitoring provided to Synlogic upon request.

•	Warehouse cleaning and maintenance – The warehouse will be cleaned on a regular basis and maintained by Azzur. Routine revalidations will be performed per Azzur requirements.
•	Back-up power (backup generator in place)
•	Utilities
o	Power, water
•	Pest Control

The table below includes the all-inclusive cost of all items listed above.

Table 2: [***]

Item Description	Unit Cost Per Month	Estimated Total Cost*
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Warehouse Use Total Estimated Cost		[***]

* Storage will be used by Synlogic for 7 months starting October 2018.

All storage costs will be invoiced from October 2018 to April 2019, irrespective of use.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL
Proposal for Facility Use and Professional Services (SOW No. 1)

c)	Warehousing Costs: Use of process gases, [***] and shipping

This section provides the standard costs for use of process gases, [***] and shipping to and from the Azzur site in Waltham.

The following items are included in these costs:

•	Access to process gases [***]. Azzur will house and maintain gas cylinders for Synlogic use. Process gases will be piped into the cleanroom for use.
•	[***] during processing for freezing step.
•	Shipping of materials to and from the Azzur site using an Azzur van

The table below includes the costs of all items listed above for the duration of the project.

Table 3: [***]

Item Description	Unit Cost	Estimated Total Cost**
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Warehouse Use Total Estimated Cost		[***]

** A total duration of 6 months was used for this estimate (November 2018 to April 2019) A total of [***] per month for the duration of 6 months was used for shipping costs. A total of [***] batches was used for this estimate. Invoices will be based on actual usage.

A total of [***] gas cylinders is estimated for the duration of the campaign; only actual use will be billed, on a full cylinder basis.

d)	Calibration/Qualification of equipment planned for use in early phase clinical manufacturing

Azzur is capable of providing calibration services using in-house standards and the Azzur Quality Management System. In addition, Azzur has experienced personnel to perform qualification of equipment and related systems in a compliance manner. The following table is an estimate of the costs related to equipment calibration and qualification of equipment that is not owned by Azzur. Equipment that are Azzur-owned and will be used by Synlogic are not included in the list. Any costs related to calibration and qualification of Azzur-owned equipment will not be charged to Synlogic.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL
Proposal for Facility Use and Professional Services (SOW No. 1)

Calibration and qualification costs are based on time and materials and will be invoiced based on actual hours spent of such activities. An average hourly rate of [***] has been used for the estimate of calibration and qualification costs.

Table 4: Equipment Calibration/Qualification Costs

[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Cost								[***]

e)	Testing Description

Azzur is capable of receiving, sampling, testing and releasing raw materials and consumables (referred together as materials) for use in early phase GMP activities, which, for the avoidance of doubt, will be considered Company Materials. Each material/consumable will have a specification in place for establishing release requirements.

Azzur will be able to perform testing as listed in Table 5. All testing will be billed as time & materials as the QC resource provides support (included in Table 6). The estimated materials are listed, and will be billed within the consumables line item. Consumables are billed at list price [***] for handling fee.

Table 5. Testing Supported at Azzur Waltham

Assay	Estimated Materials
[***]	[***]
[***]	[***]

Any tests required to be outsourced to external labs will be invoiced at cost plus [***] for processing, handling etc. All such testing will be reviewed/approved by Azzur quality prior to release of materials. Invoices for testing will be generated based on actual sampling/testing performed on a biweekly basis.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL
Proposal for Facility Use and Professional Services (SOW No. 1)

f)	Personnel Costs

Based on the scope of work, it is estimated that Azzur personnel will be required for the duration of the project (7 months total). The responsibilities of these resources are listed below:

Responsibilities of the Project Manager include:

•	Primary point of contact with Synlogic for coordination of activities in and out of the suite
•	Maintaining schedule for calibration/qualification of equipment

Responsibilities of the Material Handler include:

•	Receipt, inspection, labeling, handling and shipping of Synlogic materials and equipment
•	Generation and maintenance of specifications for Synlogic materials
•	Point of contact for kitting of materials for Synlogic use
•	Track and maintain inventories related to Synlogic

Responsibilities of the Quality resource include:

•	Quality oversight of all Azzur/Synlogic activities related to Synlogic materials, equipment and related entities
•

Synlogic point of contact for any and all quality related items, including review/approval of all deviations, change controls, specifications, labels, forms and other documents related to Synlogic operations

•	Execution of Quality Control-related items such as material specification generation, raw material testing, and final product testing where applicable.
•	Execute aseptic technique training for personnel (may be a different resource than the primary QC/QA resource).

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL
Proposal for Facility Use and Professional Services (SOW No. 1)

The below table provides the estimated total costs for personnel based on 7 months of total project duration.

Table 6. Personnel Costs

Role	Hrs/Week	Duration (Weeks)	Hourly Rate	Cost
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]				[***]

g)	[***]

Following manufacture of drug product, [***] will be generated by Azzur personnel. The final drug product will be stored on-site at Azzur for [***]. The product will be aliquoted at intervals described within the [***], for a total duration of [***]. Project management of the study is also available. Costs associated with the [***] are listed below in Table 7.

Table 7. [***]

Deliverable/Item	Cost	Notes
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
Total Cost	[***]

Note: Rates are subject to change each calendar year due to market conditions. Notification will be provided prior to any rate increase.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL
Proposal for Facility Use and Professional Services (SOW No. 1)

Section 4 – Overall Project Cost

The following table shows the total costs based on the Services set forth in this Statement of Work No. 1, which are estimated costs where indicated. Azzur will begin performing the Services described in this Statement of Work No. 1 after the Effective Date. Changes to this Statement of Work No. 1 can be made via an amendment to this Statement of Work No. 1 or via a change order at any point during the term of this Statement of Work No. 1, in each case executed by an authorized representative or each party.

Table 8: Overall Project Cost Estimate

Category	Source	Unit Cost	Total Costs	Notes/Assumptions
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
GRAND TOTAL			$548,495

All invoices for time and materials-based costs will be based on actual usage or hours spent. Time and expense will be invoiced every month against the approved purchase order and will be based on timesheets, which will be provided to Client upon request.

Cleanroom rent, warehouse space, and CTU rentals will be invoiced on the first of the month.

Consumables will be invoiced every month. An updated consumable list will be provided to Azzur prior to storage and will be updated as appropriate.

An initial invoice following acceptance of this proposal will be generated for a deposit of [***] (Table 8) within [***]. The deposit will be applied to the final invoice against the purchase order.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL
Proposal for Facility Use and Professional Services (SOW No. 1)

Section 5 – Timeline

The term of this Statement of Work (the “Term”) shall commence on the date indicated on the first page of this Agreement (the “Effective Date”), and shall remain in full force and effect until the final completion of the Services as set out in this Statement of Work. For the time-based elements of this Statement of Work (cleanroom use and warehouse use), the Parties shall, five months after the Effective Date, discuss whether to extend the time-based elements and, if so, shall agree on further terms regarding any such extension.

Section 6 – Exhibits

Exhibit A: Cleanroom Layout

Section 7 – Change History

Date	Reason for Change
13Aug2018	Initial Submission
29Aug2018	Revised Submission
10Sep2018	Revised Submission

SOW 1 Generated by (Azzur):

/s/ Nicole Labrecque

Date – 10Sep2018
Name: Nicole Labrecque
Title: Tech Transfer Manager, Azzur Group
Address: 411 Waverley Oaks Rd., #126
Waltham, MA 02452
Phone: [***]
Cell: [***]
Email: [***]
[***]

SOW 1 Accepted by (Synlogic):

/s/ Todd Shegog

Date – 9/10/2018
Name: Todd Shegog
Title: CFO
Address:
Phone:
Cell:
Email:

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL
Proposal for Facility Use and Professional Services (SOW No. 1)

[***]

85130695v.1

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.